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                                                                    EXHIBIT 10.3

                                                                    Prepared by:

                                                           KATTEN MUCHIN & ZAVIS

                                                       Privileged & Confidential

                                    FORM OF
                                    -------

                           INDEMNIFICATION AGREEMENT
                           -------------------------


     THIS INDEMNIFICATION AGREEMENT (the "Agreement") is entered into as of this ___ day of _______________, 1999, by and between NovaMed Eyecare, Inc., a Delaware corporation (the "Corporation"), and _________________ ("Indemnitee").


                                    RECITALS
                                    --------

     a. The Corporation is aware that because of the increased exposure to litigation costs and risks resulting from service to corporations, talented and experienced persons are increasingly reluctant to serve or continue serving as directors or executive officers of corporations unless they are protected by comprehensive liability insurance and indemnification;

     b. Plaintiffs often seek damages in such large amounts, and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation is usually beyond the personal resources of directors and executive officers;

     c. Based upon their experience as business managers, the Board of Directors of the Corporation (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors and executive officers of the Corporation, it is appropriate for the Corporation to contractually indemnify its directors and certain of its executive officers, and to assume for itself liability for expenses and damages in connection with claims against such directors and executive officers in connection with their service to the Corporation; and

     d. The Corporation believes that it is fair and proper to protect its directors and certain executive officers of the Corporation from the risk of judgments, settlements and other expenses which may occur as a result of their service to the Corporation.

     NOW, THEREFORE, the parties, intending to be legally bound, for good and valuable consideration, hereby agree as follows:

     1.   Definitions.
          -----------

          (a)   Agent.  "Agent" means a director or executive officer of the
                -----
     Corporation or a director or executive officer of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise serving at the request, for the convenience, or to represent the interests of the Corporation.

          (b)   Corporation.  "Corporation" means NovaMed Eyecare, Inc., a
                -----------
     Delaware corporation, its successors or assigns, or any Subsidiary of the Corporation. "Subsidiary" means, and "Subsidiaries" include, (i) any company of which more than fifty percent (50%) of the outstanding voting securities are owned directly or indirectly by the Corporation, or which is otherwise controlled by the Corporation, and (ii) any partnership, joint venture, trust or other entity of which more than fifty percent (50%) of the equity interest is owned directly or indirectly by the Corporation, or which is otherwise controlled by the Corporation.

          (c)   Liabilities.  "Liabilities" means losses, claims, damages,
                -----------
     liabilities, obligations, penalties, judgments, fines, settlement payments, awards, costs, expenses and disbursements (and any and all costs, expenses or disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, all reasonable attorneys' fees, costs, expenses and disbursements, as and when incurred.

          (d)   Proceeding.  "Proceeding" means any threatened, pending, or
                ----------
     completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

          (e)   Control.  "Control" means, with respect to any person or entity,
                -------
     the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

     2.   Maintenance of Liability Insurance.
          ----------------------------------

          The Corporation hereby covenants and agrees to and with Indemnitee that, so long as Indemnitee shall continue to serve as an Agent and thereafter so long as Indemnitee shall be subject to any claim or Proceeding by reason of the fact that Indemnitee was an Agent or in connection with Indemnitee's acts as such an Agent, the Corporation, subject to Section 2(b), shall obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers. In all policies of D&O Insurance, Indemnitee shall be named as an insured.

     3.   Indemnification of Agent.
          ------------------------

                                      -2-
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          (a)   Third Party Actions.  If Indemnitee is a person who was or is a
                -------------------
     party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Corporation) by reason of the fact that Indemnitee is or was an Agent of the Corporation, or by reason of anything done or not done by Indemnitee in any such capacity or otherwise at the request of the Corporation or of its officers, directors or stockholders, the Corporation shall indemnify, defend and hold harmless Indemnitee against any and all Liabilities actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, so long as Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or Proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful.

          (b)   Derivative Actions.  If Indemnitee is a person who was or is a
                ------------------
     party, or is threatened to be made a party, to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Corporation, or by reason of anything done or not done by Indemnitee in any such capacity or otherwise at the request of the Corporation or of its officers, directors or stockholders, the Corporation shall indemnify, defend and hold harmless Indemnitee against all Liabilities actually and reasonably incurred by such person in connection with the investigation, defense, settlement or appeal of such Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification under this Section 3(b) shall be made in respect of any claim, issue or matter for which such person is adjudged to be liable for gross negligence or willful misconduct in the performance of Indemnitee's duties to the Corporation, unless, and only to the extent that, the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Liabilities as the court shall deem proper.

          (c)   Actions Where Indemnitee Is Deceased.  If Indemnitee is a person
                ------------------------------------
     who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he is or was an Agent of the Corporation, or by reason of anything done or not done by Indemnitee in any such capacity, and prior to, during the pendency of, or after completion of, such Proceeding, Indemnitee shall die, then the Corporation shall indemnify, defend and hold harmless the estate, heirs and legatees of Indemnitee against any and all Liabilities incurred by such estate, heirs or legatees in connection with the investigation, defense, settlement or appeal of such Proceeding on the same basis as provided for Indemnitee in Sections 3(a) and 3(b) above.

          (d)   Reduction of Liabilities. The Liabilities covered hereby shall
                ------------------------
     be net of any payments to or on behalf of Indemnitee by D&O Insurance carriers or others with respect to the subject Proceeding.

     4.   Indemnification as Witness.
          --------------------------

          Notwithstanding any other provision of this Agreement, to the extent Indemnitee is, by reason of the fact that Indemnitee is or was an Agent of the Corporation, involved in any investigative Proceeding, including, but not limited to, testifying as a witness or furnishing documents in response to a subpoena or otherwise, Indemnitee shall be indemnified against any and all Liabilities actually and reasonably incurred by or for Indemnitee in connection therewith.

     5.   Advancement Of Liabilities.
          --------------------------

          Subject to the provisions of Section 6(c), until a determination that Indemnitee is not entitled to be indemnified by the Corporation under the terms hereof, and unless the provisions of Section 9 apply, the Corporation shall reimburse Indemnitee for Liabilities previously paid by Indemnitee and may advance Liabilities which the Corporation reasonably determines will be due and payable by Indemnitee within a reasonable time after a request for advancement is made by Indemnitee. The execution and delivery of this Agreement by the Corporation evidences the specific approval by the Board of the reimbursement and advancement of Liabilities as provided for in this Section 5. As a condition to such reimbursement and/or advancement, Indemnitee shall, at the request of the Corporation, undertake in a manner satisfactory to the Corporation to repay such amounts reimbursed and/or advanced, without interest, if it shall ultimately be determined pursuant to Section 7 or 9 below that Indemnitee is not entitled to be indemnified by the Corporation under the terms of this Agreement. Subject to the foregoing, the reimbursement and/or advances to be made hereunder shall be paid by the Corporation to Indemnitee within twenty (20) business days following delivery of a written request by Indemnitee to the Corporation, which request shall be accompanied by vouchers, invoices and similar evidence documenting the amounts incurred or to be incurred by Indemnitee.

     6.   Indemnification Procedures.
          --------------------------

          (a)  Notice by Indemnitee.  Promptly after receipt by Indemnitee of
               --------------------
     notice of the commencement or threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Corporation under this Agreement, notify the Corporation of the commencement or threat of commencement thereof, provided that any failure to so notify the Corporation shall not relieve the Corporation of its obligations hereunder, except to the extent that such failure or delay increases the liability of the Corporation hereunder.

          (b)  D & O Insurance.  If, at the time of receipt of a notice pursuant
               ---------------
     to Section 6(a) above, the Corporation has D&O Insurance in effect, the Corporation shall give prompt notice of the Proceeding or claim to its insurers in accordance with the procedures set forth in the applicable policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay all amounts payable as a result of such Proceeding in accordance with the terms of such policies, and Indemnitee shall not take

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

     any action (by waiver, settlement or otherwise) which would adversely affect the ability of the Corporation to obtain payment from its insurers.

          (c)  Assumption of Defense.  In the event the Corporation shall be
               ---------------------
     obligated under this Agreement to pay the Liabilities of Indemnitee, the Corporation shall be entitled to assume the defense (with counsel reasonably acceptable to Indemnitee, approval thereof not to be unreasonably withheld) of the Proceeding to which the Liabilities relate. The Corporation agrees to promptly notify Indemnitee upon its election to assume such defense. Once the Corporation (i) provides Indemnitee with notice of its election to assume such defense and (ii) obtains approval from Indemnitee of the counsel retained, the Corporation will not be liable to Indemnitee under this Agreement for any attorney's fees or other Liabilities subsequently incurred by Indemnitee with respect to such Proceeding, unless (x) the Liabilities incurred by Indemnitee were previously authorized by the Corporation or (y) counsel for Indemnitee shall have provided the Corporation with an opinion of counsel stating that there is a likelihood that a conflict of interest exists between the Corporation and Indemnitee in the conduct of any such defense.

     7.   Determination of Right to Indemnification.
          -----------------------------------------

          (a)  Successful Proceeding.  To the extent Indemnitee has been
               ---------------------
     successful, on the merits or otherwise, in the defense of any Proceeding referred to in Sections 3(a) or 3(b) above, the Corporation shall indemnify Indemnitee against all Liabilities incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding, but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, then the Corporation shall indemnify Indemnitee against all Liabilities actually or reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter. For purposes of this Section 7(a), and without limitation, the termination of any Proceeding, or any claim, issue or matter in such a Proceeding, by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 7(c) below) that Indemnitee (i) did not act in good faith, (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (iii) with respect to any criminal proceeding, had reasonable grounds to believe his conduct was unlawful.

          (b)  Other Proceedings.  In the event that Section 7(a) above is
               -----------------
     inapplicable, the Corporation shall nevertheless indemnify Indemnitee, unless and only to the extent that the forum listed in Section 7(c) below determines that Indemnitee has not met the applicable standard of conduct set forth in Sections 3(a) or 3(b) above required to entitle Indemnitee to such indemnification.

          (c)  Forum in Event of Dispute. The determination that indemnification
               -------------------------
     of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Sections 3(a) or 3(b) shall be made (i) by the Board, by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum or (ii) by a committee of such disinterested directors designated by a majority of such disinterested directors, even though less than a quorum, or (iii) if there are no such disinterested directors, or if such disinterested directors shall so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders of the Corporation. The choice of which forum shall make the determination shall be made by the Board. The forum shall act in the utmost good faith to assure Indemnitee a complete opportunity to present to the forum Indemnitee's case that Indemnitee has met the applicable standard of conduct.

          (d)  Appeal to Court.  Notwithstanding a determination by any forum
               ---------------
     listed in Section 7(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement.

          (e)  Indemnity for Liabilities in Enforcement of Agreement.
               -----------------------------------------------------
     Notwithstanding any other provision in this Agreement to the contrary, the Corporation shall indemnify Indemnitee against all Liabilities incurred by Indemnitee in connection with any other Proceeding between the Corporation and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, unless a court of competent jurisdiction finds that the material claims and/or defenses of Indemnitee in any such Proceeding were frivolous or made in bad faith.

     8.   Contribution.
          ------------

          If and to the extent that a final adjudication shall specify that the Corporation is not obligated to indemnify Indemnitee under this Agreement for any reason (including but not limited to the exclusion set forth in Section 9 hereof), then in respect of any Proceeding in which the Corporation is jointly liable with Indemnitee (or would be so liable if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of Liabilities reasonably incurred and paid or payable by Indemnitee in connection with such Proceeding in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation, on the one hand, and Indemnitee, on the other hand, from the transaction with respect to which such Proceeding arose, and (ii) the relative fault of the Corporation, on the one hand, and Indemnitee, on the other hand in connection with the circumstances which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of the Corporation, on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Liabilities. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     9.   Exceptions.
          ----------

          (a)  Claims Initiated by Indemnitee.  Notwithstanding any other
               ------------------------------
     provision herein to the contrary, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Liabilities to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board finds it to be appropriate.

          (b)  Unauthorized Settlements.  Notwithstanding any other provision
               ------------------------
     herein to the contrary, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amount paid in settlement of a Proceeding without the prior written consent of the Corporation to such settlement.

          (c)  No Duplicative Payment. The Corporation shall not be liable under
               ----------------------
     this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     10.  Certificate of Incorporation and By-laws.
          ----------------------------------------

          The Corporation agrees that the Certificate of Incorporation and By-laws of the Corporation in effect on the date hereof shall not be amended to reduce, limit, hinder or delay (a) the rights of Indemnitee granted hereby, or (b) the ability of the Corporation to indemnify Indemnitee as required hereby. The Corporation further agrees that it shall exercise the powers granted to it under its Certificate of Incorporation and By-laws and by applicable law to indemnify any Indemnitee to the fullest extent possible as required hereby.

     11.  Non-exclusivity.
          ---------------

          The provisions for indemnification and advancement of Liabilities set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Corporation's Certificate of Incorporation or By-laws, the vote of the Corporation's stockholders or disinterested directors, other agreements or otherwise.

     12.  Interpretation of Agreement.
          ---------------------------

          It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

     13.  Severability.
          ------------

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be effected or impaired thereby, and
     (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to
     Section 12 hereof.

     14.  Modification and Waiver.
          -----------------------

          No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     15.  Subrogation.
          -----------

          In the event that the Corporation makes any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers and do all things that may be necessary to secure such rights, including but not limited to the execution of such documents as shall be necessary to enable the Corporation effectively to bring suit to enforce such rights.

     16.  Survival, Successors, and Assigns.
          ---------------------------------

          Indemnitee's rights under this Agreement shall continue after Indemnitee has ceased acting as an Agent of the Corporation. The terms of this Agreement shall be binding on and inure to the benefit of the Corporation and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee's heirs, executors and administrators.

     17.  Notices.
          -------

          All notices, demands, consents, requests, approvals and other communications between the parties pursuant to this Agreement must be in writing and will be deemed given when delivered in person, one (1) business day after being dispatched by a nationally recognized overnight courier service, three (3) business days after being deposited in the U.S. Mail, registered or certified mail, return receipt requested, or one (1) business after being sent by facsimile (with receipt acknowledged), to the Corporation at the address of its principal office in Chicago, Illinois and to Indemnitee at Indemnitee's address as shown on the Corporation's records. Indemnitee may change Indemnitee's address for notice purposes by delivering notice to the Corporation in accordance with this Section 17. All notices sent to the Corporation shall also be delivered to Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693, Attention: Steven
     V. Napolitano, Esq., Facsimile No. (312-902-1061).

     18.  Governing Law.
          -------------

          This Agreement shall be governed exclusively by and construed according to the laws of the State of [Delaware], without regard to its principles of conflicts of laws.

     19.  Counterparts.
          ------------

          This agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

          The parties hereto have entered into this Indemnification Agreement effective as of the date first above written.


                                             NOVAMED EYECARE, INC.


                                             By:________________________________

                                             Its:_______________________________


                                             INDEMNITEE:


                                             ___________________________________


                                             ___________________________________

                                             ___________________________________
                                             (Print Address)

                   LIST OF DIRECTORS AND EXECUTIVE OFFICERS
                   ----------------------------------------
                     TO RECEIVE INDEMNIFICATION AGREEMENTS
                     -------------------------------------


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                             2

                             3

                             4

                             5

                             6

                             7

                             8

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